UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 8, 2010

CHINA SHUANGJI CEMENT LTD.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-52440	95-3542340
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

221 Linglong Road, Zhaoyuan City, Shandong Province People’s Republic of China, 265400
(Address of Principal Executive Offices)

Registrant's telephone number, including area code:  (86) 535-8213217

Copies to:
Gregory Sichenzia, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                Regulation FD Disclosure.

On July 13, 2010, China Shuangji Cement, Ltd. (the “Company”) made a presentation to investors at the Global Hunter Securities China Investment Conference on July 11-13, 2010. A copy of the presentation used at the conference is attached hereto as Exhibit 99.1.

Item 8.01.               Other Events

On July 8, 2010, the Company issued a press release announcing its plans to present at the conference referenced in Item 7.01 above.  A copy of the press release is annexed as Exhibit 99.2 hereto.

The information in this report, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and shall not be incorporated by reference in any registration statement or other document filed under the Securities Act or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filings, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01                Financial Statements and Exhibits.

(d) Exhibits.

99.1	PowerPoint Presentation, dated July 13, 2010.

99.2	Press Release, dated July 8, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 19, 2010

CHINA SHUANGJI CEMENT LTD.

By:	/s/Michelle Zhu
Michelle Zhu
Chief Financial Officer